Exhibit 10.8

SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY (this “Guaranty”) dated September 28, 2007 made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” (each a “Subsidiary Guarantor”), in favor of the Lenders whose names are set forth on Exhibit A hereto (the “Lenders”).

WHEREAS, Dirt Motor Sports, Inc. d/b/a World Racing Group, Inc., a Delaware corporation (the “Company”) and the Lenders are parties to a Note Purchase Agreement dated the date hereof (the “Note Purchase Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined);

WHEREAS, each Subsidiary Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Agreement; and

WHEREAS, it is a condition precedent to the Lenders making the loan evidenced by the Notes to the Company that each Subsidiary Guarantor shall have executed and delivered this Subsidiary Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the loans under the Note Purchase Agreement, each Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, hereby agrees as follows:

1. No Impairment.  The Lenders may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the obligations under the Transaction Documents (the “Obligations”) or increase or decrease the interest rate thereon, or any other agreement with the Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Lenders and the Company or any such other party or person, or make any election of rights the Lenders may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty.  This Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of the Company, or any change in the composition, nature, personnel or location of the Company and shall extend to any successor entity to the Company, including a debtor in possession or the like under any Insolvency Law.

2. Guaranty Absolute.  Each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Note Purchase Agreement, the Notes or the other Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto.  The Subsidiary Guarantors hereby knowingly accept the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that the Company will contract additional obligations and liabilities for which the Subsidiary Guarantors may be liable hereunder after the Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not the Company has properly authorized incurring such additional obligations and liabilities.  The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Company, have been made by the Lenders to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Company shall be governed solely by the provisions of the Transaction Documents.  The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Note Purchase Agreement, the Notes or the other Transaction Documents or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of the Note Purchase Agreement, the Notes or the other Transaction Documents or any assignment or transfer of any thereof, (c) any furnishing of any additional security to the Lenders or its assignees or any acceptance thereof or any release of any security by the Lenders or its assignees, (d) any limitation on any party’s liability or obligation under the Note Purchase Agreement, the Notes or the other Transaction Documents or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned.  Any amounts due from the undersigned to the Lenders shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations.  Obligations include post-petition interest whether or not allowed or allowable.

3. Waivers.

(a) This Guaranty is a guaranty of payment and not of collection.  The Lenders shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Company or any other person or entity liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Subsidiary Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require the Lenders to do any of the foregoing.  Each of the Subsidiary Guarantors further consents and agrees that the Lenders shall be under no obligation to marshal any assets in favor of the Subsidiary Guarantor, or against or in payment of any or all of the Obligations.  The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among the Lenders, the Company and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b) Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by the Lenders, the undersigned shall not be entitled to be subrogated to any of the rights of the Lenders against the Company or against any collateral or guarantee or right of offset held by the Lenders for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the undersigned hereunder, until all amounts owing to the Lenders by the Company on account of the Obligations are indefeasibly paid in full.  If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the undersigned in trust for the Lenders, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to the Lenders in the exact form received by the undersigned (duly endorsed by the undersigned to the Lenders, if required), to be applied against the Obligations pro rata among the Lenders, whether matured or unmatured, in such order as the Lenders may determine, subject to the provisions of the Transaction Documents.  Any and all present and future obligations and liabilities of the Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all Obligations of the Company to the Lenders.

4. Representations and Warranties.  Each of the undersigned hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Transaction Documents have been irrevocably terminated), that:

(a) Corporate Status.  It is a corporation, partnership or limited liability company, as the case may be, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

(b) Authority and Execution.  It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

(c) Legal, Valid and Binding Character.  This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

(d) Violations.  The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to which it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of the Lenders on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the business, operations, properties, prospects, or financial condition of any Subsidiary Guarantor and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Subsidiary Guarantor to perform any of its obligations under this Guaranty in any material respect (a “Material Adverse Effect”).

(e) Consents or Approvals.  No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(f) Litigation.  No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

(g) Financial Benefit.  It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Transaction Documents or other Obligation incurred by the Company to the Lenders.

(h) Solvency.  As of the date of this Guaranty, (a) the fair saleable value of its assets exceeds its liabilities and (b) it is meeting its current liabilities as they mature.

5. Remedies upon an Event of Default.

(a) If any Event of Default shall occur and be continuing under any agreement made by the Company or any of the undersigned to the Lenders, any and all Obligations shall for purposes hereof, at the Lenders’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Company.

(b) Each of the undersigned will promptly notify each Lender of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, the Lenders shall have the right to accelerate such undersigned’s obligations hereunder.

6. Payments from the Subsidiary Guarantor.  The Lenders, in their sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

7. Costs.  The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of the Lenders hereunder or under any of the Obligations.

8. No Termination.  This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned’s successors and assigns, until all of the Obligations have been indefeasibly paid in full.  If any of the present or future Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

9. Recapture.  Anything in this Guaranty to the contrary notwithstanding, if the Lenders receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Lenders, the undersigned’s obligations to the Lenders shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to the Lenders, which payment shall be due on demand.

10. Books and Records.  The books and records of the Lenders showing the account between the Lenders and the Company shall be admissible in evidence in any action or proceeding, shall be presumptively correct for purposes of establishing the items therein set forth and shall constitute prima facie proof thereof.

11. No Waiver.  No failure on the part of the Lenders to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lenders of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power.  Each and every right, remedy and power hereby granted to the Lenders or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lenders at any time and from time to time.

12. Waiver of Jury Trial. EACH OF THE UNDERSIGNED HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE LENDERS, AND/OR ANY OF THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, THE NOTE PURCHASE AGREEMENT, THE NOTES OR THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

13. Governing Law; Jurisdiction.  This Guaranty cannot be changed or terminated orally, and shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to principles of conflicts of laws which would result in the application of the substantive law of another jurisdiction.  Each of the undersigned hereby consents and agrees that the state or federal courts located in the County of New York, State of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between any of the undersigned, on the one hand, and the Lenders, on the other hand, pertaining to this Guaranty or any of the Transaction Documents or to any matter arising out of or related to this Guaranty or any of the Transaction Documents; provided, that each of the undersigned acknowledges that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York; and further provided, that nothing in this Guaranty shall be deemed or operate to preclude the Lenders from bringing suit or taking other legal action in any other jurisdiction to collect the obligations, to realize on the collateral or any other security for the obligations, or to enforce a judgment or other court order in favor of the Lenders.  Each of the undersigned expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each undersigned hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens.  Each of the undersigned hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to such undersigned in accordance with Section 17 and that service so made shall be deemed completed upon the earlier of such undersigned’s actual receipt thereof or three (3) days after deposit in the U.S. mail, proper postage prepaid.

14. Understanding With Respect to Waivers and Consents.  Each Subsidiary Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Subsidiary Guarantor otherwise may have against the Company, the Lenders or any other person or entity or against any collateral.  If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

15. Severability.  To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Amendments, Waivers.  No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and the Lenders.

17. Notice. All notices and other communications required or permitted hereunder shall be in writing and shall be hand delivered or sent via facsimile, overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed or sent to the addresses listed on the signature page hereto or at such other addresses as the parties shall have furnished to each other in writing.  Notices sent via hand delivery shall be effective when received, notices sent facsimile shall be effective upon written confirmation of transmission (if also sent by another form of notice permitted hereunder within 24 hours of sending the facsimile), notices sent by overnight courier shall be effective upon receipt, and notices mailed by certified or registered mail, postage prepaid return receipt requested, shall be effective five business days after deposit with the U.S. Postal Service.

18. Successors.  This Guaranty shall (a) be binding upon each Subsidiary Guarantor, its successors and assigns and (b) inure to the benefit of and be enforceable by the Lenders and their successors, transferees and assigns.  Without limiting the generality of the foregoing clause (b), subject to Section 10(h) of the Note Purchase Agreement, the Lenders may assign or otherwise transfer all or any portion of its rights and obligations under the Note Purchase Agreement or other Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof of a Lender, in each case as and to the extent provided in Section 10(h) of the Note Purchase Agreement.  No Subsidiary Guarantor shall have the right to assign its obligations hereunder or any interest herein without the prior written consent of the Lender.

19. Joinder.  It is understood and agreed that any person or entity that desires to become a Subsidiary Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of the Transaction Documents, shall become a Subsidiary Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to the Lenders, (y) delivering supplements to such exhibits and annexes to such Transaction Documents as the Lenders shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Guaranty as would have been taken by such Subsidiary Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to the Lenders and with all documents and actions required above to be taken to the reasonable satisfaction of the Lenders.

20. Release.  Nothing except indefeasible payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

21. Remedies Not Exclusive.  The remedies conferred upon the Lenders in this Guaranty are intended to be in addition to, and not in limitation of any other remedy or remedies available to the Lenders under applicable law or otherwise.

22. Limitation of Obligations under this Guaranty.  Each Subsidiary Guarantor and the Lenders (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law.  To effectuate the foregoing intention, each Subsidiary Guarantor and the Lenders (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Subsidiary Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Subsidiary Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Subsidiary Guarantor (including this Guaranty), result in the Obligations of such Subsidiary Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

23. Reference to Section 11(c) of the Note Purchase Agreement.  Notwithstanding anything herein to the contrary, the rights of any Lender or any other Person to enforce this Guaranty, or take action under this Guaranty or otherwise in respect of the Obligations against any Subsidiary Guarantor, is subject to the restrictions set forth in Section 11(c) of the Note Purchase Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date and year here above written.

SUBSIDIARY GUARANTORS:

Dirt Motorsports, Inc.

By: /s/ Brian Carter
Name: Brian Carter
Title:  Executive Vice President

Address:  7575 West Winds, Suite D, Concord, NC 28027

Telephone:  704-795-7223
Facsimile:  704-795-7229
State of Formation:  New York

Volusia Operations, LLC

By: /s/ Brian Carter
Name: Brian Carter
Title:  Executive Vice President

Address:  7575 West Winds, Suite D, Concord, NC 28027

Telephone:  704-795-7223
Facsimile:  704-795-7229
State of Formation:  Florida

Carter & Miracle Concessions, LLC

By: /s/ Brian Carter
Name: Brian Carter
Title:  Executive Vice President

Address:  7575 West Winds, Suite D, Concord, NC 28027

Telephone:  704-795-7223
Facsimile:  704-795-7229
State of Formation:  Florida

Boundless Racing, Inc.

By: /s/ Brian Carter
Name: Brian Carter
Title:  Executive Vice President

Address:  7575 West Winds, Suite D, Concord, NC 28027

Telephone:  704-795-7223
Facsimile:  704-795-7229
State of Formation:

EXHIBIT A

LENDERS

North Sound Legacy International, Ltd.
North Sound Legacy Institutional Fund LLC
Vicis Capital Master Fund, L.P.
C.E. Unterberg, Towbin Capital Partners I, L.P.
Basso Fund Ltd.
Basso Multi-Strategy Holding Fund Ltd.
Rock More Investment Master Fund Ltd.
Trellus Partners, LP
Trellus Partners II, LP
Trellus Offshore Fund Limited
Trellus Small Cap Opportunity Fund, LP
Trellus Small Cap Opporttmity Offshore Fund Limited
Iroquois Master Fund Ltd.